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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  August 23, 1994

                        LEHMAN BROTHERS HOLDINGS INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

        1-9466                      13-3216325
(Commission File Number)      (IRS Employer Identification No.)


3 World Financial Center
New York, New York                     10285
(Address of principal                  (Zip Code)
execuitve offices)

                   Registrant's telephone number, including
                          area code: (212) 596-7000


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ITEM 5.     OTHER EVENTS.



     Filed herewith are (i) a Warrant Agreement used in connection with the sale of 1,000,000 AMEX Hong Kong 30 Index Call Warrants Expiring February 26, 1996 (the "Warrants") by Lehman Brothers Holdings Inc. and (ii) a tax opinion issued with respect to the issuance of the Warrants and referring to the prospectus supplement filed with the Securities and Exchange Commission dated August 23, 1994 relating to the Warrants.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


       (c)  Exhibits

            The following Exhibits are filed as a part of this Report.


                   4    Index Warrant Agreement dated as of
                        August 30, 1994

                   8    Opinion of Simpson Thacher & Bartlett
                        re tax matters



       The Exhibit Index to this Report is incorporated herein by reference.






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                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LEHMAN BROTHERS HOLDINGS INC.




                                           BY: /S/ KAREN M. MULLER
                                              ---------------------
                                               KAREN M. MULLER
                                               VICE PRESIDENT



DATE: SEPTEMBER 2, 1994









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                                EXHIBIT INDEX



EXHIBIT NO.                EXHIBIT
- - -----------                -------

Exhibit 4                  Index Warrant Agreement dated as of
                           August 30, 1994
Exhibit 8                  Opinion of Simpson Thacher & Bartlett
                           re tax matters